UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 19, 2020

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Annual Meeting of Shareholders (“Annual Meeting”) was held on February 19, 2020. At which time, shareholders approved the election of directors Brent M. Magid, Margaret R. Liberman, Steven C. Fletcher and David T. Pearson.

Additionally, the Company’s Board of Directors (the “Board”) approved the merger of the Lee Enterprises, Incorporated (the “Company”) amended and restated 1996 Stock Plan for Non-Employee Directors into and the amendment of the Company’s amended and restated 1990 Long-Term Incentive Plan (as amended and restated, the “2020 Plan”). As described below under Item 5.07, the Company’s shareholders approved the 2020 Plan at the Annual Meeting, and the 2020 Plan became effective.  The 2020 Plan is the only equity compensation plan that the Company will utilize.  Under the 2020 Plan, the number of shares of Common Stock available for future issuance will be 3,659,468. The 2020 Plan has no fixed termination date, except that the Internal Revenue Code of 1986, as amended, prohibits the Company’s Executive Compensation Committee from issuing any awards after December 31, 2029. The 2020 Plan may be terminated by the Board at any time.

The foregoing description of the 2020 Plan is qualified in its entirety by reference to the text of the 2020 Plan, which is set forth in Appendix B to the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on January 13, 2020.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Brent M. Magid, Margaret R. Liberman, Steven C. Fletcher and David T. Pearson were elected as directors for three-year terms expiring at the 2023 annual meeting.

Votes were cast for nominees for director as follows:

	For	Withheld	Broker Non-Votes
Brent M. Magid	26,787,339.921	6,040,811	13,743,462
Margaret R. Liberman	30,387,002.921	2,441,148	13,743,462
Steven C. Fletcher	30,501,103.921	2,327,047	13,743,462
David T. Pearson	30,497,266.921	2,330,884	13,743,462

The shareholders ratified the Audit Committee’s appointment of KPMG LLP to serve as the independent registered public accounting firm to audit the Company’s financial statements for the 2020 fiscal year, and votes were cast as follows:

	For	Against	Abstain	Broker Non-Votes
Ratify Selection of KPMG LLP	42,273,336.921	4,250,666	47,610	0

The shareholders approved the 2020 Plan, and votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
26,728,200.921	2,455,592	3,644,358	13,743,462

The shareholders approved, by non-binding vote, the compensation of the named executive officers (the “Say-On-Pay” vote), and votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
26,243,252.921	2,842,237	3,742,661	13,743,462

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	February 21, 2020	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and
Treasurer